Other receivables, net	12 Months Ended
Jun. 30, 2024
Other receivables, net
Other receivables, net

Note 5 – Other receivables, net

Other receivables, net consist of the following:

	June 30,	June 30,
	2024	2023
Advances to third parties[1]	$1,996,944	$118,212
Interest receivables	97,917	—
Receivable due from buyer of disposed entities[2]	2,582,761	2,582,761
Total other receivables	4,677,622	2,700,973
Less: allowance for expected credit losses	(2,972,289)	(2,582,761)
Total other receivables, net	$1,705,333	$118,212

[1] Non-trade advances to third parties are short term in nature and are due on demand with no interest bearing. These advances were refundable and made in relation to establishing relationship for potential service providers of Bitcoin mining operations. The Company subsequently received a total of $800,343 repayments from the third parties in October 2024.

[2] As of June 30, 2023, the receivable due from buyer of disposed entities was fully impaired.